Exhibit 10.5

EXECUTION VERSION

FIRST-LIEN INTERCREDITOR AGREEMENT

dated as of

May 9, 2012

among

SABRE INC.,

SABRE HOLDINGS CORPORATION,

the other Grantors party hereto,

DEUTSCHE BANK AG NEW YORK BRANCH,

as Credit Agreement Administrative Agent for the Credit Agreement Secured Parties,

DEUTSCHE BANK AG NEW YORK BRANCH,

as Authorized Representative for the Credit Agreement Secured Parties,

WELLS FARGO BANK, NATIONAL ASSOCIATION

as the Initial Additional First-Lien Collateral Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION

as the Initial Additional Authorized Representative,

and

each additional Authorized Representative and each Additional First-Lien Collateral Agent from time to time party hereto

(i)

FIRST-LIEN INTERCREDITOR AGREEMENT, dated as of May 9, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among SABRE HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), SABRE INC., a Delaware corporation (the “Company”), the other Grantors (as defined below) from time to time party hereto, DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent and collateral agent for itself and on behalf of the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Administrative Agent”), DBNY, as Authorized Representative for itself and on behalf of the Credit Agreement Secured Parties (as each such term is defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Initial Additional First-Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Additional First-Lien Collateral Agent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authorized Representative for itself and on behalf of the Initial Additional First-Lien Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”), and each Additional First-Lien Collateral Agent and each additional Authorized Representative from time to time party hereto for itself and on behalf of the other Additional First-Lien Secured Parties of the Series (as each such term is defined below) with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Administrative Agent, the Authorized Representative for itself and on behalf of the Credit Agreement Secured Parties, the Initial Additional First-Lien Collateral Agent, the Initial Additional Authorized Representative for itself and on behalf of the Initial Additional First-Lien Secured Parties, and each Additional First-Lien Collateral Agent and each additional Authorized Representative for itself and on behalf of the other Additional First-Lien Secured Parties of the applicable Series, agree as follows:

ARTICLE I

Definitions

Section 1.01 Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional First-Lien Collateral Agent” means, at any time, (i) in the case of the Initial Additional First-Lien Obligations or the Initial Additional First-Lien Secured Parties, the Initial Additional First-Lien Collateral Agent, and (ii) in the case of any other Series of Additional First-Lien Obligations or Additional First-Lien Secured Parties that become subject to this Agreement after the date hereof, the collateral agent named for such Series in the applicable Joinder Agreement.

“Additional First-Lien Documents” means, with respect to the Initial Additional First-Lien Obligations or any Series of Additional First-Lien Obligations, the notes, indentures,

credit or loan agreements, security documents and other operative agreements evidencing or governing such indebtedness and liens securing such indebtedness, including the Initial Additional First-Lien Documents and the Additional First-Lien Security Documents and each other agreement entered into for the purpose of securing the Initial Additional First-Lien Obligations or any Series of Additional First-Lien Obligations designated as such pursuant to Section 5.13(a) hereto.

“Additional First-Lien Obligations” means all amounts owing to any Additional First-Lien Secured Party (including the Initial Additional First-Lien Secured Parties) pursuant to the terms of any Additional First-Lien Document (including the Initial Additional First-Lien Documents), including, without limitation, all amounts in respect of any principal, premium, interest (including any interest accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Additional First-Lien Document), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Additional First-Lien Secured Parties” means the holders of any Additional First-Lien Obligations and any Authorized Representative with respect thereto, and shall include the Initial Additional First-Lien Secured Parties.

“Additional First-Lien Security Documents” means any collateral agreements, security agreements and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure the Additional First-Lien Obligations (including the Initial Additional First-Lien Collateral Documents).

“Additional Senior Class Debt” has the meaning assigned to such term in Section 5.13(a).

“Additional Senior Class Debt Parties” has the meaning assigned to such term in Section 5.13(a).

“Additional Senior Class Debt Representative” has the meaning assigned to such term in Section 5.13(a).

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Applicable Collateral Agent” means (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Additional First-Lien Collateral Agent for the Series whose Authorized Representative is the Applicable Authorized Representative at such time.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Credit Agreement Administrative Agent, (ii) in the case of the Initial Additional First-Lien Obligations or the Initial Additional First-Lien Secured Parties, the Initial Additional Authorized Representative, and (iii) in the case of any other Series of Additional First-Lien Obligations or Additional First-Lien Secured Parties that become subject to this Agreement after the date hereof, the Authorized Representative named for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Collateral” means all assets and properties subject to Liens created pursuant to any First-Lien Security Document to secure one or more Series of First-Lien Obligations.

“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Administrative Agent, (ii) in the case of the Initial Additional First-Lien Obligations, the Initial Additional First-Lien Collateral Agent and (iii) in the case of any other Series of Additional First-Lien Obligations, the Additional First-Lien Collateral Agent for such Series. In the case of each of the foregoing clauses (i), (ii) and (iii), the Collateral Agent will be deemed to include each sub-agent or co-agent appointed by the Collateral Agent from time to time pursuant to any applicable Secured Credit Document. If at any time, the Authorized Representative for a given Series is also acting as the Collateral Agent for such Series, then any reference to a Collateral Agent contained herein will be deemed to include such Authorized Representative acting as such.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Credit Agreement Administrative Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of First-Lien Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” means that certain Credit Agreement, dated as of March 30, 2007 and as amended and restated as of February, 28, 2012 and as further amended as of February 28, 2012, as of March 2, 2012, as of the date hereof, among Holdings, the Company, the lenders from time to time party thereto, the Credit Agreement Administrative Agent and the other parties thereto, as further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time. If at any time the Credit Agreement is

Refinanced in part, then such Refinancing indebtedness may, so long as permitted pursuant to the then extant Secured Credit Documents, be designated as Additional Senior Class Debt in accordance with Section 5.13(a) hereto. If at any time the Credit Agreement is Refinanced in full and the then existing Credit Agreement is Discharged at such time, then the credit agreement evidencing or governing the terms of such Refinancing indebtedness may be designated as the “Credit Agreement” for purposes of this Agreement in accordance with Section 5.13(b) hereto. For the avoidance of doubt, (i) no Joinder Agreement shall be required to be executed to reflect any amendment, restatement, extension, supplement or other modification to a then outstanding Credit Agreement and (ii) subject to Section 2.06, there shall only be one Credit Agreement outstanding for purposes of this Agreement at any one time.

“Credit Agreement Administrative Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Collateral Documents” means the Collateral Documents and each other agreement at any time or from time to time entered into for the purpose of securing any Credit Agreement Obligations.

“Credit Agreement Documents” means the Credit Agreement, each Loan Document, each agreement or document evidencing, or giving rise to, any Credit Agreement Obligations and all Credit Agreement Collateral Documents.

“Credit Agreement Obligations” means all “Obligations” as defined in the Credit Agreement (including, for the avoidance of doubt, any interest accruing on or subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto).

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

“DBNY” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to the Shared Collateral and any Series of First-Lien Obligations, the date on which such Series of First-Lien Obligations is no longer secured by such Shared Collateral. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to the Shared Collateral, the occurrence of a Discharge of all Credit Agreement Obligations with respect to all Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with (i) a Refinancing in part of such Credit Agreement Obligations with Additional First-Lien Obligations secured by such Shared Collateral under an

Additional First-Lien Document in accordance with Section 5.13(a) hereto or (ii) a Refinancing in full of such Credit Agreement Obligations pursuant to an agreement which has been designated as the “Credit Agreement” for purposes of this Agreement in accordance with Section 5.13(b) hereto.

“Event of Default” means an “Event of Default” (or similar defined term) as defined in any Secured Credit Document.

“First-Lien Obligations” means, collectively, (i) the Credit Agreement Obligations and (ii) each Series of Additional First-Lien Obligations.

“First-Lien Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Additional First-Lien Secured Parties with respect to each Series of Additional First-Lien Obligations.

“First-Lien Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Additional First-Lien Security Documents.

“Grantors” means Holdings, the Company and each of the other Loan Parties and each other Subsidiary of the Company which has granted a security interest pursuant to any First-Lien Security Document to secure any Series of First-Lien Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Initial Additional Authorized Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional First-Lien Agreement” means that certain Indenture, dated as of May 9, 2012, among the Company, the Guarantors identified therein, Wells Fargo Bank, National Association, as trustee and as collateral agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Initial Additional First-Lien Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional First-Lien Collateral Documents” means the Security Documents (as defined in the Initial Additional First-Lien Agreement) and each other agreement at any time or from time to time entered into for the purpose of securing the Initial Additional First-Lien Obligations.

“Initial Additional First-Lien Documents” means the Initial Additional First-Lien Agreement, the debt securities issued thereunder, the Initial Additional First-Lien Collateral Documents and any other operative agreements evidencing or governing the Indebtedness thereunder.

“Initial Additional First-Lien Obligations” means the “Obligations” as defined in the Initial Additional First-Lien Agreement (including, for the avoidance of doubt, any interest accruing on or subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto).

“Initial Additional First-Lien Secured Parties” means the Initial Additional First-Lien Collateral Agent, the Initial Additional Authorized Representative and the holders of the Initial Additional First-Lien Obligations issued pursuant to the Initial Additional First-Lien Agreement.

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means, as applicable, (a) a joinder to this Agreement in the form of Annex II hereto required to be delivered pursuant to Section 5.13(a) hereof in order to establish an additional Series of Additional First-Lien Obligations and add Additional First-Lien Secured Parties hereunder and/or (b) a joinder to this Agreement in the form of Annex III hereto required to be delivered pursuant to Section 5.13(b) hereof in connection with any Refinancing in full of the Credit Agreement.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional First-Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Additional First-Lien Obligations with respect to such Shared Collateral.

“New Credit Agreement” has the meaning assigned to such term in Section 5.13(b).

“New Credit Agreement Agent” has the meaning assigned to such term in Section 5.13(b).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 90 days after the occurrence of both (i) an acceleration (so long as same has not been rescinded) of the Additional First-Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative and (ii) delivery of written notice by such Non-Controlling Authorized Representative to each Collateral Agent and each other Authorized Representative certifying that such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an acceleration of the Additional First-Lien Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative has occurred (and has not been rescinded) in accordance with the terms of the applicable Additional First-Lien Document; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Credit Agreement Administrative Agent has commenced and is diligently pursuing any enforcement action with respect to Shared Collateral or (2) at any time the Grantor which has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First-Lien Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Possessory Collateral” means any Shared Collateral in the possession of a Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of a Collateral Agent under the terms of the First-Lien Security Documents.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) each Credit Agreement Document, (ii) each Initial Additional First-Lien Document, and (iii) each Additional First-Lien Document.

“Series” means (a) with respect to the First-Lien Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional First-Lien Secured Parties (in their capacities as such), and (iii) the Additional First-Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional First-Lien Secured Parties) and (b) with respect to any First-Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional First-Lien Obligations, and (iii) the Additional First-Lien Obligations incurred pursuant to any Additional First-Lien Document, which pursuant to any applicable Joinder Agreement are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional First-Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First-Lien Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest at such time. If more than two Series of First-Lien Obligations are outstanding at any time and the holders of less than all Series of First-Lien Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First-Lien Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

Section 1.03 Impairments. It is the intention of the First-Lien Secured Parties of each Series that the holders of First-Lien Obligations of such Series (and not the First-Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First-Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First-Lien Obligations), (y) any of the First-Lien Obligations of such Series do not have an enforceable or perfected security interest in any of the Collateral securing any other Series of First-Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First-Lien Obligations) on a basis ranking prior to the security interest of such Series of First-Lien Obligations but junior to the security interest of any other Series of First-Lien Obligations or (ii) the existence of any Collateral for any other Series of First-Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clause (i) or (ii) with respect to any Series of First-Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any Mortgaged Property which applies to all First-Lien Obligations shall not be deemed to be an Impairment of any Series of First-Lien Obligations. In the event of any Impairment with respect to any Series of First-Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First-Lien Obligations, and the rights of the holders of such Series of First-Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First-Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First-Lien Obligations subject to such Impairment. Additionally, in the event the First-Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First-Lien Obligations or the First-Lien Security Documents governing such First-Lien Obligations shall refer to such obligations or such documents as so modified. Furthermore, the agreements by the Credit Agreement Secured Parties (including the Credit Agreement Administrative Agent) contained herein shall not apply for the benefit of any Additional First-Lien Obligations if same are incurred in breach of the applicable covenants contained in the Credit Agreement Documents at the time of the incurrence of such Additional First-Lien Obligations.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

Section 2.01 Priority of Claims. (a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent or any First-Lien Secured Party is taking action to enforce rights in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of the Company or any other Grantor or any First-Lien Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any liquidation, foreclosure, enforcement or similar action of any such Shared Collateral by any First-Lien Secured Party are received by the Applicable Collateral Agent or any First-Lien Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First-Lien Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Shared Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”) shall be applied (i) FIRST, to the payment of all amounts owing to any Authorized Representative, as applicable and each Collateral Agent (in its capacity as such) pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First-Lien Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First-Lien Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents, and (iii) THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (i) and (ii), to the Grantors, their successors or assigns or as a court of competent jurisdiction may direct. Notwithstanding the foregoing, with respect to any Shared Collateral upon which a third party (other than a First-Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First-Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First-Lien Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First-Lien Obligations with respect to which such Impairment exists.

(b) It is acknowledged that the First-Lien Obligations of any Series may, subject to the limitations set forth in this Agreement and the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First-Lien Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First-Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First-Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each First-Lien Secured Party hereby agrees that the Liens securing each Series of First-Lien Obligations on any Shared Collateral shall be of equal priority.

(d) Notwithstanding anything in this Agreement or any other First-Lien Security Documents to the contrary, Collateral consisting of cash and cash equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit (solely to the extent pledged for the benefit of the relevant Letter of Credit issuer and any participants therein) shall be applied as specified in the Credit Agreement and will not constitute Shared Collateral.

(e) If for any reason, the guaranties of, or Collateral securing, Additional First-Lien Obligations are less extensive than those guarantying or securing, as the case may be, the Credit Agreement Obligations, then (i) with regard to Collateral securing Credit Agreement Obligations only, such Collateral shall not be shared with the Additional First-Lien Secured Parties and the provisions of this Section 2.01 shall not apply to such Collateral or the proceeds thereof and (ii) with regard to any amounts received by the Credit Agreement Secured Parties pursuant to the respective guaranties, such amounts shall not be shared with the Additional First-Lien Secured Parties and the provisions of this Section 2.01 shall not apply to such amounts.

Section 2.02 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens. (a) Only the Applicable Collateral Agent shall act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Administrative Agent is the Applicable Collateral Agent, no Additional First-Lien Secured Party shall, or shall instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Additional First-Lien Security Document, applicable law or otherwise, it being agreed that only the Credit Agreement Administrative Agent, acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.

(b) With respect to any Shared Collateral at any time when an Additional First-Lien Collateral Agent is the Applicable Collateral Agent, (i) the Applicable Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) the Applicable Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other First-Lien Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other First-Lien Secured Party (other than the Applicable Authorized Representative) shall, or shall instruct the Applicable Collateral Agent to, commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any First-Lien Security Document, applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable Additional First-Lien Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.

(c) Notwithstanding the equal priority of the Liens securing each Series of First-Lien Obligations, the Applicable Collateral Agent (in the case of any Additional First-Lien Collateral Agent, acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party or

any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or the Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First-Lien Secured Party, any Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d) Each Additional First-Lien Collateral Agent agrees that it will not accept any Lien on any Collateral for the benefit of any Additional First-Lien Obligations (other than funds deposited for the discharge or defeasance of any Additional First-Lien Document in accordance with the terms thereof, so long as such fund deposits are not in violation of the terms of any then outstanding Credit Agreement) other than Liens on Collateral also granted pursuant to the Credit Agreement Collateral Documents.

(e) By executing this Agreement (or a Joinder Agreement), each Collateral Agent and the First-Lien Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First-Lien Security Documents applicable to it.

(f) Each of the First-Lien Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First-Lien Secured Parties on all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement.

Section 2.03 No Interference; Payment Over. (a) Subject to the last sentence of Section 1.03, each First-Lien Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First-Lien Obligations of any Series or any First-Lien Security Document or the validity, attachment, perfection or priority of any Lien under any First-Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other First-Lien Secured Party to exercise any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other First-Lien Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other First-Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent, any Applicable Authorized Representative or any other First-Lien Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Authorized Representative or other First-Lien Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshalled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Applicable Collateral Agent or any other First-Lien Secured Party to enforce this Agreement.

(b) Each First-Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First-Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First-Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment segregated and in trust for the other First-Lien Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent in the same form as received, together with any necessary endorsements, to be distributed in accordance with the provisions of Section 2.01.

Section 2.04 Automatic Release of Liens; Amendments to First-Lien Security Documents. (a) If at any time the Applicable Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each other Collateral Agent for the benefit of each Series of First-Lien Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.

(b) Each Collateral Agent and Authorized Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section 2.04.

Section 2.05 Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against Holdings, the Company or any of its Subsidiaries.

(b) If the Company and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s) in possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each First-Lien Secured Party (other than any Controlling Secured Party or Authorized Representative of any Controlling Secured Party) agrees that it will raise no objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Controlling Secured Party, or an Authorized Representative of any Controlling Secured Party, shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the First-Lien Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First-Lien Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First-Lien Obligations of the First-Lien Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First-Lien Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other First-Lien Secured Parties (other than any Liens of the First-Lien Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First-Lien Secured Parties of each Series are granted Liens on any additional collateral pledged to any First-Lien Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the First-Lien Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First-Lien Obligations, such amount is applied pursuant to Section 2.01, and (D) if any First-Lien Secured Parties are granted adequate protection (other than any Liens of any First-Lien Secured Parties constituting DIP Financing Liens), including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01; provided that the First-Lien Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First-Lien Secured Parties of such Series or their Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the First-Lien Secured Parties receiving adequate protection shall not object to any other First-Lien Secured Party receiving adequate protection comparable to any adequate protection granted to such First-Lien Secured Parties in connection with a DIP Financing or use of cash collateral.

Section 2.06 Reinstatement. In the event that any of the First-Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First-Lien Obligations shall again have been paid in full in cash.

Section 2.07 Insurance. As between the First-Lien Secured Parties, the Applicable Collateral Agent (and in the case of any Additional First-Lien Collateral Agent, acting at the direction of the Applicable Authorized Representative) shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

Section 2.08 Refinancings. The First-Lien Obligations of any Series may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of, any First-Lien Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of, and any Collateral Agent for, the holders of any such Refinancing indebtedness shall have executed an applicable Joinder Agreement on behalf of the holders of such Refinancing indebtedness. If at any time the Credit Agreement is Refinanced in part, then such Refinancing indebtedness may, so long as permitted by the then extant Secured Credit Documents, be designated as Additional Senior Class Debt in accordance with the definition of “Credit Agreement” and Section 5.13(a) hereto. If at any time the Credit Agreement is Refinanced in full (so long as the theretofore outstanding Credit Agreement has been Discharged), then the agreement documenting such Refinancing indebtedness may be designated as the “Credit Agreement” for purposes of this Agreement in accordance with the definition of “Credit Agreement” and Section 5.13(b) hereto.

Section 2.09 Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) The Possessory Collateral shall be delivered to the Credit Agreement Administrative Agent and the Credit Agreement Administrative Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First-Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First-Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Credit Agreement Administrative Agent is not the Applicable Collateral Agent, the Credit Agreement Administrative Agent shall, at the request of the Applicable Collateral Agent, promptly deliver all Possessory Collateral to the Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the Applicable Collateral Agent to obtain control of such Possessory Collateral). The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith.

(b) Each Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral, from time to time in its possession or control (or in the possession or control of its agents or bailees), as gratuitous bailee for the benefit of each other First-Lien Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First-Lien Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(c) The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First-Lien Secured Party for purposes of perfecting the Lien held by such First-Lien Secured Parties thereon.

Section 2.10 Amendments to Security Documents. (a) Without the prior written consent of the Credit Agreement Administrative Agent, each Additional First-Lien Collateral Agent agrees that no Additional First-Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Additional First-Lien Security Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) Without the prior written consent of the Additional First-Lien Collateral Agent that would be the Applicable Collateral Agent if the Discharge of Credit Agreement Obligations had occurred, the Credit Agreement Administrative Agent agrees that no Credit Agreement Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Credit Agreement Collateral Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c) In making determinations required by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company.

Section 2.11 Junior Lien Intercreditor Agreement. In the event that any Permitted Junior Priority Debt is incurred by the Company at any time after the date hereof, then so long as such Permitted Junior Priority Debt does not violate the terms set forth in the then extant Secured Credit Documents, each of the parties hereto agrees to enter into an intercreditor agreement substantially in the form of Exhibit E to the Initial Additional First-Lien Agreement, with such modifications thereto as the Applicable Authorized Representative may reasonably agree.

ARTICLE III

Existence and Amounts of Liens and Obligations

Section 3.01 Determinations with Respect to Amounts of Liens and Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First-Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First-Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First-Lien Secured Party or any other Person as a result of such determination.

ARTICLE IV

The Applicable Collateral Agent

ARTICLE 4.01 Authority. (a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent or any Applicable Authorized Representative to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent or any Applicable Authorized Representative, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01.

(b) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the First-Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First-Lien Security Documents, as applicable, pursuant to which the Applicable Collateral Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First-Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other First-Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First-Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First-Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the First-Lien Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First-Lien Obligations or any other First-Lien Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the First-Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First-Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First-Lien Security Documents or any other agreement related thereto or to the collection of the First-Lien Obligations or the valuation, use, protection or release of any security for the First-Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First-Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by Holdings, the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Applicable Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First-Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First-Lien Obligations for which such Collateral constitutes Shared Collateral.

ARTICLE V

Miscellaneous

Section 5.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(a) if to the Credit Agreement Administrative Agent, to it at Deutsche Bank AG New York, 5022 Gate Parkway, Building 200, Jacksonville, FL 32256 USA, Attention of: Sara Pelton, (facsimile no. (904) 779-3080);

(b) if to the Initial Additional First-Lien Collateral Agent or the Initial Additional Authorized Representative, to it at Wells Fargo Bank, National Association, 750 N. Saint Paul Place, Ste 1750, MAC T9263-170, Dallas, TX 75201 USA, Attention of: Corporate Municipal and Escrow Services, Administrator—Sabre Inc., (facsimile no. (214) 756-7401); and

(c) if to any other Authorized Representative or Additional First-Lien Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date three Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among each Collateral Agent and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

Section 5.02 Waivers; Amendment; Joinder Agreements. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent and, with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, the Company.

(c) Notwithstanding the foregoing, without the consent of any First-Lien Secured Party, (i) any Authorized Representative and Additional First-Lien Collateral Agent may become a party hereto by execution and delivery of an applicable Joinder Agreement by such Authorized Representative and/or such Additional First-Lien Collateral Agent in accordance with Section 5.13(a) and upon such execution and delivery, such Authorized Representative, such Additional First-Lien Collateral Agent and the Additional First-Lien Secured Parties and Additional First-Lien Obligations of the Series for which such Authorized Representative and/or such Additional First-Lien Collateral Agent are acting shall be subject to the terms hereof and the terms of the Additional First-Lien Security Documents applicable thereto and (ii) any New Credit Agreement Agent may become a party hereto by execution and delivery of an applicable Joinder Agreement by such New Credit Agreement Agent in accordance with Section 5.13(b) and upon such execution and delivery, such New Credit Agreement Agent and the related Credit Agreement Secured Parties shall be subject to the terms hereof and the terms of the Credit Agreement Collateral Documents applicable thereto.

(d) It is understood and agreed that Holdings, the Company and each other Grantor on the date of this Agreement shall constitute the original Grantors party hereto. The original Grantors hereby covenant and agree to cause each Subsidiary of the Company which becomes a Loan Party after the date hereof to contemporaneously become a party hereto (as a Grantor) by executing and delivering to the Applicable Authorized Representative an assumption agreement substantially in the form of Annex IV hereto (with such changes as may be reasonably approved by the Applicable Authorized Representative and the Company). The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Grantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor party hereto and had complied with the requirements of the immediately preceding sentence.

(e) Notwithstanding the foregoing, without the consent of any other Authorized Representative or First-Lien Secured Party, the Collateral Agents may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First-Lien Obligations in compliance with the Credit Agreement and the other Secured Credit Documents.

Section 5.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First-Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. Any successor of any Collateral Agent or Authorized Representative will automatically succeed to and become vested with all the rights, powers, privileges and duties of a Collateral Agent or Authorized Representative hereunder, as applicable. Notwithstanding the immediately preceding sentence, any successor of any Collateral Agent or Authorized Representative will execute and deliver any documents and instruments as shall be reasonably requested by the Applicable Authorized Representative to evidence its succession as a Collateral Agent or Authorized Representative, as applicable, and its becoming party to this Agreement.

Section 5.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 5.05 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 5.07 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.08 Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent and each Authorized Representative, on behalf of itself and the First-Lien Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York located in the Borough of Manhattan, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same and agrees not to commence or support any such legal action or proceeding in any other jurisdiction;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First-Lien Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, indirect, exemplary, punitive or consequential damages.

Section 5.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 5.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 5.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First-Lien Security Documents or any of the other Secured Credit Documents, the provisions of this Agreement shall control.

Section 5.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Secured Parties in relation to one another. None of the Company, any other Grantor or any creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First-Lien Obligations as and when the same shall become due and payable in accordance with their terms.

Section 5.13 Additional Senior Debt and Refinancing Indebtedness. (a) To the extent, but only to the extent, permitted by the provisions of the Secured Credit Documents, the Company may incur additional indebtedness after the date hereof (other than pursuant to a New Credit Agreement where the joinder process described in following clause (b) is satisfied) that is permitted by the Secured Credit Documents and the Additional First-Lien Documents to be incurred and secured on an equal and ratable basis by the Liens securing the First-Lien Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien and may be Guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Additional First-Lien Documents, if and subject to the condition that each of the Authorized Representative and the Additional First-Lien Collateral Agent of any such Additional Senior Class Debt (such Authorized Representative and such Additional First-Lien Collateral Agent, each an “Additional Senior Class Debt Representative”), acting on behalf of the holders of such Additional Senior Class Debt (such Additional Senior Class Debt Representatives and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement (and if the Authorized Representative of any such Additional Senior Class Debt is also acting as the Additional First-Lien Collateral Agent of such Additional Senior Class Debt, then such Authorized Representative shall become a party to this Agreement in both such capacities) by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Debt Representative to become a party to this Agreement:

(i) each Additional Senior Class Debt Representative of the respective class or series of Additional Senior Class Debt and each Grantor then party hereto shall have executed and delivered to the Applicable Authorized Representative a Joinder Agreement substantially in the form of Annex II hereto (with such changes as may be reasonably approved by the Applicable Authorized Representative and such Additional Senior Class Debt Representative) pursuant to which such Additional Senior Class Debt Representative (or each such Additional Senior Class Debt Representative, as appropriate) becomes an Authorized Representative hereunder, and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the Company shall have delivered to each Collateral Agent (x) true and complete copies of each of the Additional First-Lien Documents relating to such Additional Senior Class Debt (which shall be secured by all or any portion of Shared Collateral), certified as being true and correct by a Responsible Officer of the Company, and (y) a certificate of an authorized officer (A) identifying the obligations to be designated as Additional First-Lien Obligations and the initial aggregate principal amount or face amount thereof and (B) certifying that the incurrence of such Additional First-Lien Obligations, the creation of the Liens securing such Additional First-Lien Obligations and the designation of such Additional First-Lien Obligations as “Additional First-Lien Obligations” hereunder do not violate or result in a default under any provision of any Secured Credit Document in effect at such time;

(iii) all filings, recordations and/or amendments or supplements to the First-Lien Security Documents necessary or desirable in the reasonable judgment of the Additional First-Lien Collateral Agent that would be the Applicable Collateral Agent if the Discharge of Credit Agreement Obligations had occurred to confirm and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordations shall have been taken in the reasonable judgment of such Additional First-Lien Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments shall have been taken in the reasonable judgment of such Additional First-Lien Collateral Agent); and

(iv) the Additional First-Lien Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to the Applicable Authorized Representative, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

(b) If at any time a then outstanding Credit Agreement is Refinanced in full (so long as each theretofore outstanding Credit Agreement has been Discharged), then the agreement documenting such Refinancing indebtedness may, in accordance with the provisions of this clause (b), be designated as the “New Credit Agreement” (a “New Credit Agreement”), in which case such New Credit Agreement shall be and become the “Credit Agreement” for purposes of this Agreement, if and subject to the condition that the administrative agent and collateral agent for such New Credit Agreement (collectively, the “New Credit Agreement Agent”), acting on behalf of the holders of the Credit Agreement Obligations pursuant to such Credit Agreement, becomes party to this Agreement as the Credit Agreement Administrative Agent and as Authorized Representative for itself and on behalf of the Credit Agreement Secured Parties relating to such New Credit Agreement, by satisfying the conditions set forth in clauses (i) through (iii) of the immediately succeeding paragraph.

In order for a New Credit Agreement Agent to become a party to this Agreement:

(i) such New Credit Agreement Agent and each Grantor shall have executed and delivered to the Applicable Authorized Representative a Joinder Agreement substantially in the form of Annex III hereto (with such changes as may be reasonably approved by the New Credit Agreement Agent and the Grantors) pursuant to which such New Credit Agreement Agent becomes the Credit Agreement Administrative Agent and Authorized Representative for the Credit Agreement Secured Parties hereunder and the related Credit Agreement Secured Parties become subject hereto and bound hereby;

(ii) the Company shall have delivered to each Collateral Agent true and complete copies of each of the documents relating to such New Credit Agreement, certified as being true and correct by a Responsible Officer of the Company; and

(iii) the respective New Credit Agreement shall provide that each Credit Agreement Secured Party with respect to such New Credit Agreement (and the related Credit Agreement Obligations) will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Credit Agreement Obligations.

Section 5.14 Agent Capacities. Except as expressly provided herein or in the Credit Agreement Collateral Documents, DBNY is acting in the capacity of Credit Agreement Administrative Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the Additional First-Lien Security Documents, Wells Fargo Bank, National

Association is acting in the capacity of Initial Additional First-Lien Collateral Agent solely for the Initial Additional First-Lien Secured Parties. Except as expressly set forth herein, none of the Credit Agreement Administrative Agent or the Initial Additional First-Lien Collateral Agent shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents.

Section 5.15 Integration. This Agreement together with the other Secured Credit Documents and the First-Lien Security Documents represents the agreement of each of the Grantors and the First-Lien Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor or any First-Lien Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the First-Lien Security Documents.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

DEUTSCHE BANK AG NEW YORK BRANCH, as the Credit Agreement Administrative Agent and as Authorized Representative for the Credit Agreement Secured Parties

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Courtney E. Meehan
	Name:	Courtney E. Meehan
	Title:	Vice President

Signature Page to Sabre Inc. First-Lien Intercreditor Agreement

WELLS FARGO BANK, N.A., as the Initial Additional First-Lien Collateral Agent and as the Initial Additional Authorized Representative

By:	/s/ Patrick T. Giordano
	Name:	Patrick T. Giordano
	Title:	VICE PRESIDENT

Signature Page to Sabre Inc. First-Lien Intercreditor Agreement

SABRE INC.,

By	/s/ Sterling L. Miller
	Name:	Sterling L. Miller
	Title:	Authorized Signatory

SABRE HOLDINGS CORPORATION,

By	/s/ Sterling L. Miller
	Name:	Sterling L. Miller
	Title:	Authorized Signatory

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Agreement and agrees to the provisions hereof:

GetThere Inc.
GetThere L.P.
lastminute.com LLC
lastminute.com Holdings, Inc.
Sabre International Newco, Inc.
Sabre Investments, Inc.
SabreMark G.P., LLC
SabreMark Limited Partnership
Site59.com, LLC
SST Finance, Inc.
SST Holding, Inc.
Travelocity Holdings I, LLC
Travelocity Holdings, Inc.
Travelocity.com LLC
Travelocity.com LP

By	/s/ Sterling L. Miller
	Name:	Sterling L. Miller
	Title:	Authorized Signatory

Signature Page to Sabre Inc. First-Lien Intercreditor Agreement

ANNEX I

GRANTORS

GetThere Inc.

GetThere L.P.

lastminute.com LLC

lastminute.com Holdings, Inc.

Sabre International Newco, Inc.

Sabre Investments, Inc.

SabreMark G.P., LLC

SabreMark Limited Partnership

Site59.com, LLC

SST Finance, Inc.

SST Holding, Inc.

Travelocity Holdings I, LLC

Travelocity Holdings, Inc.

Travelocity.com LLC

Travelocity.com LP

ANNEX II

ADDITIONAL SENIOR CLASS DEBT JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Joinder Agreement”) to the FIRST-LIEN INTERCREDITOR AGREEMENT (as defined below), among Sabre Holdings Corporation, a Delaware corporation (“Holdings”), Sabre Inc., a Delaware corporation (the “Company”), certain subsidiaries and affiliates of the Company (together with Holdings and the Company, each a “Grantor”) and each New Representative (as defined below) party hereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First-Lien Intercreditor Agreement dated as of May 9, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “First-Lien Intercreditor Agreement”), among Holdings, the Company, each other Grantor from time to time party thereto, Deutsche Bank AG New York Branch, as Credit Agreement Administrative Agent, Deutsche Bank AG New York Branch, as Authorized Representative for the Credit Agreement Secured Parties, Wells Fargo Bank, National Association, as Initial Additional First-Lien Collateral Agent, Wells Fargo Bank, National Association, as Initial Additional Authorized Representative, and the additional Authorized Representatives and the Additional First-Lien Collateral Agents from time to time a party thereto.

B. As a condition to the ability of the Company to incur Additional First-Lien Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Additional First-Lien Security Documents, each Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative and/or an Additional First-Lien Collateral Agent, as applicable, and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by the First-Lien Intercreditor Agreement. Section 5.13(a) of the First-Lien Intercreditor Agreement provides that each such Additional Senior Class Debt Representative may become an Authorized Representative and/or an Additional First-Lien Collateral Agent, as applicable, and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by the First-Lien Intercreditor Agreement, upon the execution and delivery by each Additional Senior Class Debt Representative of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.13(a) of the First-Lien Intercreditor Agreement. Each undersigned Additional Senior Class Debt Representative (each, a “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the First-Lien Intercreditor Agreement and the First-Lien Security Documents.

Accordingly, each New Representative party hereto agrees as follows:

SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 5.13(a) of the First-Lien Intercreditor Agreement, each New Representative by its signature below becomes an Authorized Representative and/or an Additional First-Lien Collateral Agent under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the First-Lien Intercreditor Agreement with the same force and effect as if such New Representative had originally been named therein as an Authorized Representative or an Additional First-Lien Collateral Agent, as applicable, and each New Representative, on its behalf and on behalf of such Additional Senior Class Debt Parties,

ANNEX II

hereby agrees to all the terms and provisions of the First-Lien Intercreditor Agreement applicable to it as an Authorized Representative or an Additional First-Lien Collateral Agent, as applicable, and to the Additional Senior Class Debt Parties that it represents as Additional First-Lien Secured Parties. Each reference to an “Authorized Representative” in the First-Lien Intercreditor Agreement shall be deemed to include each New Representative executing this Joinder Agreement as an Authorized Representative and each reference to an “Additional First-Lien Collateral Agent” in the First-Lien Intercreditor Agreement shall be deemed to include each New Representative executing this Joinder Agreement as an Additional First-Lien Collateral Agent. The First-Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. Representations, Warranties and Acknowledgment of each New Representative. Each New Representative represents and warrants to each Collateral Agent, each Authorized Representative and the other First-Lien Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Additional First-Lien Documents relating to such Additional Senior Class Debt provide that, upon such New Representative’s entry into this Joinder Agreement, each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of the First-Lien Intercreditor Agreement as Additional First-Lien Secured Parties.

SECTION 3. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the Applicable Authorized Representative shall have received a counterpart of this Joinder Agreement that bears the signature of each New Representative. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First-Lien Intercreditor Agreement. Except as expressly supplemented hereby, the First-Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First-Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

ANNEX II

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First-Lien Intercreditor Agreement. All communications and notices hereunder to each New Representative shall be given to it at its address set forth below its signature hereto.

SECTION 8. Expenses. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, each undersigned New Representative has duly executed this Joinder Agreement to the First-Lien Intercreditor Agreement as of the day and year first above written.

[[NAME OF NEW REPRESENTATIVE], as Authorized Representative for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Facsimile:

[NAME OF NEW REPRESENTATIVE], as Additional First-Lien Collateral Agent,

By:
Name:
Title:

Address for notices:

attention of:
Facsimile:	]	[1]

[1]	Appropriate signature blocks if the Authorized Representative of the relevant Additional Senior Class Debt is a different entity from the Additional First-Lien Collateral Agent of such Additional Senior Class Debt.

[[NAME OF NEW REPRESENTATIVE], as Authorized Representative and Additional First-Lien Collateral Agent for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Facsimile:	]	[2]

[2]	Appropriate signature block if the Authorized Representative of the relevant Additional Senior Class Debt is also acting as the Additional First-Lien Collateral Agent of such Additional Senior Class Debt.

Acknowledged by:

SABRE HOLDINGS CORPORATION, as Holdings

By:
Name:
Title:

SABRE INC., as Company

By:
Name:
Title:

THE OTHER GRANTORS LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

Schedule I to

Annex II to the

First-Lien Intercreditor Agreement

GRANTORS

ANNEX III

NEW CREDIT AGREEMENT JOINDER AGREEMENT NO. [    ] dated as of [            ], 20[    ] (the “Joinder Agreement”) to the FIRST-LIEN INTERCREDITOR AGREEMENT (as defined below), among Sabre Holdings Corporation, a Delaware corporation (“Holdings”), Sabre Inc., a Delaware corporation (the “Company”), certain subsidiaries and affiliates of the Company (together with Holdings and the Company, each a “Grantor”) and [            ], as the New Representative (as defined below).

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First-Lien Intercreditor Agreement dated as of May 9, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “First-Lien Intercreditor Agreement”), among Holdings, the Company, each other Grantor from time to time party thereto, Deutsche Bank AG New York Branch, as Credit Agreement Administrative Agent, Deutsche Bank AG New York Branch, as Authorized Representative for the Credit Agreement Secured Parties, Wells Fargo Bank, National Association, as Initial Additional First-Lien Collateral Agent, Wells Fargo Bank, National Association, as Initial Additional Authorized Representative, and the additional Authorized Representatives and the Additional First-Lien Collateral Agents from time to time a party thereto.

B. In connection with the Refinancing in full of [insert description of then outstanding Credit Agreement] with the credit facilities provided pursuant to [insert description of the new Credit Agreement] (the “New Credit Agreement”), the New Credit Agreement Agent in respect of the New Credit Agreement elects to become subject to and bound by the First-Lien Intercreditor Agreement as the Credit Agreement Administrative Agent and Authorized Representative for the Credit Agreement Secured Parties. Section 5.13(b) of the First-Lien Intercreditor Agreement provides that such New Credit Agreement Agent and the related Credit Agreement Secured Parties may become subject to and bound by the First-Lien Intercreditor Agreement, upon the execution and delivery by such New Credit Agreement Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 5.13(b) of the First-Lien Intercreditor Agreement. The undersigned New Credit Agreement Agent (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the First-Lien Intercreditor Agreement.

Accordingly the New Representative agrees as follows:

SECTION 1. New Credit Agreement. In accordance with Section 5.13(b) of the First-Lien Intercreditor Agreement, the New Credit Agreement is hereby designated as the “Credit Agreement” for the purposes of the First-Lien Intercreditor Agreement. From the date hereof, each reference to the “Credit Agreement” in the First-Lien Intercreditor Agreement shall be deemed to refer to the New Credit Agreement.

SECTION 2. Accession to the Intercreditor Agreement. In accordance with Section 5.13(b) of the First-Lien Intercreditor Agreement, the New Representative by its signature below becomes the Credit Agreement Administrative Agent and Authorized Representative for the Credit Agreement Secured Parties under, and the related Credit Agreement Obligations and Credit Agreement Secured Parties become subject to and bound by, the First-Lien Intercreditor Agreement with the same force and effect as if the New

ANNEX III

Representative had originally been named therein as the Credit Agreement Administrative Agent and Authorized Representative for the Credit Agreement Secured Parties and the New Representative, on its behalf and on behalf of the Credit Agreement Secured Parties, hereby agrees to all the terms and provisions of the First-Lien Intercreditor Agreement applicable to it as the Credit Agreement Administrative Agent and the Authorized Representative for the Credit Agreement Secured Parties and to the Credit Agreement Secured Parties that it represents. From the date hereof, each reference to the Credit Agreement Administrative Agent and the Authorized Representative for the Credit Agreement Secured Parties in the First-Lien Intercreditor Agreement shall be deemed to refer to the New Representative. The First-Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 3. Representations, Warranties and Acknowledgment of the New Representative. The New Representative represents and warrants to each Collateral Agent, each Authorized Representative and the other First-Lien Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as agent, (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the New Credit Agreement provides that, upon the New Representative’s entry into this Joinder Agreement, each Credit Agreement Secured Party with respect to the New Credit Agreement (and the related Credit Agreement Obligations) will be subject to and bound by the provisions of the First-Lien Intercreditor Agreement in its capacity as a holder of such Credit Agreement Obligations.

SECTION 4. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when the Applicable Authorized Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the New Representative. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder Agreement.

SECTION 5. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the First-Lien Intercreditor Agreement. Except as expressly supplemented hereby, the First-Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 6. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First-Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

ANNEX III

SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First-Lien Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

SECTION 9. Expenses. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder Agreement to the First-Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as the Credit Agreement Administrative Agent and Authorized Representative for the Credit Agreement Secured Parties,

By:
Name:
Title:

Address for notices:

attention of:
Facsimile:

SABRE HOLDINGS CORPORATION, as Holdings

By:
Name:
Title:

SABRE INC., as Company

By:
Name:
Title:

THE OTHER GRANTORS LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

Schedule I to

Annex III to the

First-Lien Intercreditor Agreement

GRANTORS

ANNEX IV

ASSUMPTION AGREEMENT TO THE FIRST-LIEN INTERCREDITOR AGREEMENT

The undersigned, [                    ], a [                    ], hereby agrees to become party as a Grantor under the First-Lien Intercreditor Agreement dated as of May 9, 2012 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “First-Lien Intercreditor Agreement”), among Sabre Holdings Corporation, a Delaware corporation, Sabre Inc., a Delaware corporation, the other Grantors from time to time party thereto, Deutsche Bank AG New York Branch, as Credit Agreement Administrative Agent, Deutsche Bank AG New York Branch, as Authorized Representative for the Credit Agreement Secured Parties, Wells Fargo Bank, National Association, as Initial Additional First-Lien Collateral Agent, Wells Fargo Bank, National Association, as Initial Additional Authorized Representative, and the additional Authorized Representatives and the Additional First-Lien Collateral Agents from time to time a party thereto, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the First-Lien Intercreditor Agreement as fully as if the undersigned had executed and delivered the First-Lien Intercreditor Agreement as of the date thereof. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First-Lien Intercreditor Agreement.

The provisions of Article V of the First-Lien Intercreditor Agreement will apply with like effect to this Assumption Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be executed by their respective officers or representatives as of                 , 20    .

[ ]

By:

Name:

Title: